Supplement dated August 5, 2013 to Summary Prospectus dated March 1, 2013

KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement on February 19, 2013 to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor.  On July 31, 2013, the closing of the aforementioned sale was completed.

At a Special Meeting of Shareholders of the Institutional Diversified Stock Fund held on May 17, 2013 and various adjournments thereof, Fund shareholders elected the proposed Trustees, and approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, at the same fee rate as that under the previous investment advisory agreement.

The previous investment advisory agreement was terminated upon the closing. On August 1, 2013, the new Investment Advisory Agreement, as approved by shareholders, became effective.

The Fund is distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.